UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 10, 2019

THUNDER BRIDGE ACQUISITION, LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38531	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9912 Georgetown Pike

Suite D203

Great Falls, Virginia 22066

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (202) 431-0507

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	TBRG	The NASDAQ Stock Market LLC
Warrants to purchase one Class A Ordinary Share	TBRGW	The NASDAQ Stock Market LLC
Units, each consisting of one Class A Ordinary Share and one Warrant	TBRGU	The NASDAQ Stock Market LLC

Item 5.07	Submission of Matters to a Vote of Security Holders.

As previously reported on a Current Report on Form 8-K filed on January 22, 2019 by Thunder Bridge Acquisition, Ltd., a Cayman Islands exempted company (including the successor after the Domestication (as defined below), “Thunder Bridge”), with the U.S. Securities and Exchange Commission (“SEC”) on January 21, 2019, Thunder Bridge entered into an Agreement and Plan of Merger, which was subsequently amended on each of February 11, 2019, May 9, 2019, and June 19, 2019 (as amended, the “Merger Agreement”) with TB Acquisition Merger Sub LLC, a Delaware limited liability company and wholly-owned subsidiary of Thunder Bridge (“Merger Sub”), Hawk Parent Holdings, LLC, a Delaware limited liability company (“Repay”), and CC Payment Holdings, L.L.C., solely in its capacity as the securityholder representative thereunder. Pursuant to the Merger Agreement, (i) Thunder Bridge will domesticate from a Cayman Islands exempted company to a Delaware corporation (the “Domestication”) and (ii) Merger Sub will merge with and into Repay with Repay continuing as the surviving entity and a subsidiary of Thunder Bridge (the “Merger” and together with the Domestication and the other transactions contemplated by the Merger Agreement, the “Transactions” or the “Business Combination”). In connection with the Transactions, Thunder Bridge’s corporate name will change to “Repay Holdings Corporation.”

Extraordinary General Meeting of its Shareholders

On July 10, 2019, Thunder Bridge held an extraordinary general meeting of its shareholders (the “Shareholders Meeting”) at which the shareholders voted on the proposals set forth below, each of which is described in greater detail in the proxy statement/prospectus filed pursuant to Rule 424(b)(3) (File No. 333-229616) filed by Thunder Bridge with the SEC on June 24, 2019 (the “Prospectus”).

As of May 24, 2019, the record date for the Shareholders Meeting, there were 25,800,000 shares of Class A ordinary shares issued and outstanding and 6,450,000 Class B ordinary shares issued and outstanding. At the Shareholders Meeting, there were 20,452,106 shares voted by proxy or in person, and each of the proposals was approved by the shareholders. The final voting results for each matter submitted to a vote of the shareholders at the Shareholders Meeting are as follows:

The Domestication Proposal — To approve a resolution to change the corporate structure and domicile of Thunder Bridge by way of continuation from an exempted company incorporated under the laws of the Cayman Islands to a corporation incorporated under the laws of the State of Delaware.

FOR	AGAINST	ABSTENTIONS
19,895,736	556,370	0

The Business Combination Proposal — To approve a resolution to approve and adopt the Merger Agreement and the transactions contemplated by the Merger Agreement, including the issuance of the merger consideration thereunder.

FOR	AGAINST	ABSTENTIONS
19,859,776	556,330	0

The 2019 Equity Incentive Plan Proposal — To approve a resolution to approve and adopt the Repay Holdings Corporation 2019 Omnibus Incentive Plan.

FOR	AGAINST	ABSTENTIONS
19,894,376	556,330	1,400

The Director Election Proposal — To approve a resolution to elect nine directors to serve staggered terms on the Company’s board of directors until the 2020, 2021 and 2022 annual meeting of stockholders, respectively, and until their respective successors are duly elected and qualified.

NOMINEE	FOR	WITHHELD
2020 Meeting
Richard E. Thornburgh	6,450,000	0
Paul R. Garcia	6,450,000	0
Shaler Alias	6,450,000	0
2021 Meeting
Jeremy Schein	6,450,000	0
Robert H. Hartheimer	6,450,000	0
Maryann Goebel	6,450,000	0
2022 Meeting
William Jacobs	6,450,000	0
John Morris	6,450,000	0
Peter J. Kight	6,450,000	0

The Articles Amendment Proposal — To approve a resolution to approve and adopt the amendments to the Articles in the Memorandum and Articles of Association so that the prohibition on Thunder Bridge’s having net tangible assets of less than $5,000,001 upon the completion of a business combination is revised to apply immediately prior to the completion of a business combination and measures only the net tangible assets of Thunder Bridge, without regard to the assets or liabilities of the target company of such business combination and its subsidiaries.

FOR	AGAINST	ABSTENTIONS
19,895,776	556,330	0

The Nasdaq Proposal — To approve a resolution to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of 13.5 million Class A ordinary shares in a private placement in connection with the completion of the Business Combination.

FOR	AGAINST	ABSTENTIONS
19,895,776	556,330	0

The Shareholder Adjournment Proposal — To approve a resolution to adjourn the Shareholders Meeting to a later date or dates, if necessary to permit further solicitation and vote of proxies if it is determined by Thunder Bridge that more time is necessary or appropriate to approve one or more proposals at the Shareholders Meeting.

FOR	AGAINST	ABSTENTIONS
19,895,776	556,330	0

Special Meeting of Public Warrant Holders

On July 10, 2019, Thunder Bridge also held a special meeting (the “Warrant Holders Meeting”) of holders (the “Public Warrant Holders”) of warrants issued in its initial public offering (the “Public Warrants”) at which the Public Warrant Holders voted on the proposals set forth below, each of which is described in greater detail in the Prospectus.

There were 34,630,000 warrants of Thunder Bridge issued and outstanding as of May 24, 2019, the record date for the Warrant Holders Meeting. At the Warrant Holders Meeting, holders of 18,026,335 Public Warrants voted by proxy or in person, and each of the proposals was approved by the Public Warrant Holders. The final voting results for each matter submitted to a vote of the Public Warrant Holders at the Warrant Holders Meeting are as follows:

Warrant Amendment Proposal  — To approve and adopt an amendment to the warrant agreement that governs Thunder Bridge’s outstanding warrants to provide that, immediately prior to the consummation of the Business Combination, (i) each of Thunder Bridge’s outstanding warrants, which currently entitle the holder thereof to purchase one Class A ordinary share of Thunder Bridge at an exercise price of $11.50 per share, will become exercisable for one-quarter of one share at an exercise price of $2.875 per one-quarter share ($11.50 per whole share), (ii) each holder of a warrant will receive, for each such warrant, a cash payment of $1.50 (although the holders of the private placement warrants have waived their rights to receive such payment) and (iii) each private placement warrant will become redeemable and exercisable on the same basis as the Public Warrants.

FOR	AGAINST	ABSTENTIONS
17,994,813	52,601	28,921

The Warrant Holder Adjournment Proposal — To adjourn the meeting to a later date or dates, if necessary to permit further solicitation and vote of proxies if it is determined by Thunder Bridge that more time is necessary or appropriate to approve the Warrant Amendment Proposal.

FOR	AGAINST	ABSTENTIONS
17,994,813	81,482	40

In light of receipt of the requisite approvals by Thunder Bridge’s shareholders and the Public Warrant Holders described above, the parties are proceeding to complete the Business Combination, which Thunder Bridge expects to be completed in the near term.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THUNDER BRIDGE ACQUISTION, LTD.

Dated: July 10, 2019	By:	/s/ Gary A. Simanson
		Name:	Gary A. Simanson
		Title:	Chief Executive Officer

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